UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2020

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue,

San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code (415) 421-7900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $.01 per share	WSM	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on January 8, 2018, Williams-Sonoma, Inc. (the “Company”) entered into the Seventh Amended and Restated Credit Agreement (the “Credit Agreement”), which includes a credit facility that provides for a $500,000,000 unsecured revolving line of credit (the “Revolver”), the material terms of which are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 12, 2018, which description is incorporated herein by reference.

On March 23, 2020, the Company borrowed the entire available amount under the Revolver of $487.8 million, resulting in a total of $500.0 million that is currently outstanding under the Revolver (including $12.2 million in issued but undrawn standby letters of credit). The Company borrowed under the Revolver as a precautionary measure to increase its cash position and preserve maximum financial flexibility in light of current uncertainty in the global markets resulting from the COVID-19 outbreak.

The Revolver matures on January 8, 2023, at which time, all outstanding borrowings must be repaid and all outstanding letters of credit must be cash collateralized. The Company may elect interest rates and interest periods on its Revolver borrowings, calculated by reference to either (i) a base rate (which is defined in the Credit Agreement), plus a margin based on the Company’s leverage ratio ranging from 0% to 0.775%, or (ii) a one week, one month, two months, three months or six months LIBOR interest period plus a margin based on the Company’s leverage ratio ranging from 0.910% to 1.775%. With respect to this draw of $487.8 million under the Revolver, the Company has elected a six month LIBOR rate plus a 1.025% margin, for a total interest rate of 2.0045%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: March 23, 2020	By:	/s/ Julie Whalen
Julie Whalen
Chief Financial Officer

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